18. GOODWILL	12 Months Ended
Dec. 31, 2018
Goodwill
GOODWILL

18. GOODWILL

The Company carries goodwill at its cost of $2,446.6 million with no accumulated impairment losses since acquisition.

Impairment

Goodwill is tested for impairment at the entity level because that represents the lowest level at which goodwill supports the Company’s operations and is monitored internally. The annual impairment test on goodwill was performed in the fourth quarters of 2018, 2017, and 2016 in accordance with the policy described in Note 4. The Company’s recoverable amount exceeded the carrying value therefore, no impairment was recognized. The most significant assumptions used in the quantitative impairment test were as follows:

	2017	2016
Discount rate	10.00%	10.75%
Terminal year growth rate	2.0%	2.0%

Some of the more sensitive assumptions used, including the forecasted cash flows and discount rate, could have yielded different estimates of the recoverable amount. Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value.

In 2018, after performing the qualitative assessment of goodwill, the Company concluded that it is remote that the fair value is less than the carrying amount. Therefore, the quantitative goodwill impairment test was not required.